                                                               November 1, 2003


Dear Shareholder:

   The Zweig Fund's net asset value gained 0.91% for the three months ended September 30, 2003, including the $0.139 distribution paid on July 28, 2003. During the same period, the Standard & Poor's 500 Index/1/ increased 2.65%, including dividends. The Fund's average equity exposure during the period was approximately 52%.

   For the nine months ended September 30, 2003, the Fund's net asset value, including reinvested distributions, increased 7.37%. During the same period, the S&P 500 Index rose 14.71%, including dividends. The Fund's average exposure for the nine months was approximately 58%.

                             DISTRIBUTION DECLARED

   The Fund recently announced a distribution of $0.090 payable on October 27, 2003 to shareholders of record on October 8, 2003. Including this distribution, our total payout since the Fund's inception is now $17.925.

              Sincerely,

              /s/ Philip R. McLoughlin
              Philip R. McLoughlin
              Chairman

                                 MARKET OUTLOOK

   Stocks finished higher in the third quarter but the gains were smaller than in the second three months. The Dow Jones Industrial Average/2/ rose 3.8% against 12% in the preceding quarter. The Standard & Poor's 500 Index was up 2.65% against 15%, and the NASDAQ/3/ composite gained 10.1% against 21%.

   I attribute the market's positive performance to the perception that the economy was improving and earnings were good. The Federal Reserve left short-term interest rates unchanged at its September meeting and indicated that it had no plans to raise rates. Some people from the Fed independently said that the gross domestic product would be very high for the quarter--perhaps even 5% or in that vicinity. The perception that the Fed is in no hurry to boost rates is normally beneficial for the market and stocks generally maintained their momentum.

   The market surged recently on reports from the Institute of Supply Management that manufacturing expanded for the third consecutive month in September. The factory index was 53.7, slightly lower than August's 54.7. Readings above 50 indicate growth rather than contraction. Although manufacturing has picked up, it certainly isn't strong. Activity in the low 50s is a positive but a weak one. Meanwhile, capacity utilization remains extremely low at around 75%.

   The market also rose on reports that non-farm payrolls grew by 57,000 in September after a seven-month string of job losses totaling 551,000. The unemployment rate held steady at 6.1%. I think the market probably overreacted to that report. There had been a really strong selloff the week before with the NASDAQ alone down 6%. So the market was ready to bounce because it had sold off sharply right before that.

   Careful reading of the non-farm payroll report reveals that half of the job increases were for temporary employees and the average wage rates were actually down. Also, because of the growing labor force, you need a monthly gain of 125,000 just to keep the jobless rate from rising. While the report was better than Wall Street had expected, it did not represent a major turnaround.

   Illustrating the weakness in the labor market, worker productivity increased 6.8% in the second quarter. Since the end of 2001, productivity has risen at a 5% annual rate, the fastest pace in the beginning phases of an economic recovery since the early 1960s. Productivity historically has jumped after you come out of a recession. Since many people have been laid off, the output per worker increases as business picks up. The flip side of high productivity is the poor employment situation. If productivity continues to rise year after year, it indicates that more jobs are being exported.

   Problems in the labor picture were highlighted in the Conference Board's report that consumer confidence dropped to 76.8 in September, the lowest figure since the start of the Iraq war. The percentage of people who saw jobs as hard to get increased to 35.3%, the highest figure since December 1993. I was surprised by the consumer confidence slippage because both the economy and the stock market had gotten a bit better. But jobs are the problem. People that have them are worried about keeping them and people who are looking are not very optimistic.

   Meanwhile, consumer debt is increasing at a rapid rate. It rose $6 billion in July to $1.774 trillion against an increase of only $100 million in June. While the month-to-month changes in consumer debt are notoriously volatile, I believe that there is too much debt out there and that is one of the drags on the economy. The consumer is in hock up to his eyeballs and if the consumer doesn't start turning the economy around, who will?

   The economy is facing another challenge with the news that OPEC will cut production by 3.5% effective November 1. Other things being equal, higher energy prices can slow the economy on the margin because it is like a tax increase. People must have energy. They might cut back a bit on gasoline use and turn down their thermostats but they will continue to buy a lot of energy at the higher prices. Consequently they would have less to spend on other things, putting another burden on the economy. While it doesn't work all the time, substantially higher energy prices also tend to hurt the stock market.

   In the hope that it would reduce unemployment, the administration has abandoned its strong dollar policy and is pressuring Asian countries to let their currencies appreciate against the dollar. American manufacturers contend that the strong dollar undercuts their competitive position by making foreign imports cheap and their exports expensive. Right now more than half of the manufactured goods that consumers buy is made abroad, up 31% from 1987. While consumers would suffer from paying higher prices, I think the stock market likes a weaker dollar because it would boost earnings for U.S. companies that export. I am not sure whether the weak dollar actually helps the market.

   Individual investors placed $21.38 billion in new money into mutual funds in July, the highest sum since March 2002. That's quite a change from recent history since investors withdrew money from mutual funds in six of the last seven months of 2002 and in the first two months of this year. If the flows into mutual funds rise at a moderate rate, that is bullish. If they get too overheated, as at the beginning of 2000, then you have to watch out. At the moment it is probably okay but if it gets too hot I would be concerned.

   Insider sales are soaring. In August insiders sold $44 of stock for every dollar of stock they bought. I have numbers that go back to 1971 and, off the top of my head, I think this is the third worse reading since the mid 1980s. Insiders tend to sell on strength and buy on weakness and we have had strength in the market. Insiders have been selling very hard for the past four months or so. Overall, I don't think it is a good sign. So we have an interesting juxtaposition--the insiders are selling and the public is buying into mutual funds.

   Brokerage houses report that day trading volumes are climbing rapidly but are still well below the market peak of three years ago. Day traders are huge speculators and when they are too active it usually has been terrible for the market. Some analysts think we are seeing a second bubble but I don't know whether that's true. But you would think people would be a little more conservative after what happened in the market from 2000 on. I am surprised that speculation is coming back so quickly.

   There is growing interest in initial public offerings. In the third quarter 21 companies entered the market, raising $4.08 billion. There were only five offerings in each of the first two quarters. A weak market makes it more difficult to sell IPO'S. Because of the market strength in the second quarter, they were able to underwrite more. And there is more on the horizon. Right now the IPO'S are not a problem but the secondary distributions are huge and getting up to record numbers. That's not a very good sign.

   Merger and acquisition activities slowed in the third quarter. They totaled nearly $120 billion, down 16% from the same quarter a year ago. However they increased on a quarter-to-quarter basis from $70 billion in the first three months to $102 billion in the second quarter. These numbers have little significance unless they are cash deals. If companies just merge their stock, it doesn't do much for the market one way or another. But if they are cash takeovers it does reduce supply and adds cash to the marketplace. Despite cash deals and stock buybacks, the supply has actually increased quite a bit in the last quarter or two because of new issues of convertible bonds, new issues of stock, and sales by insiders.

   There are reports that hedge fund managers, who had been bearish, have become more bullish and overall short interest on the NASDAQ has fallen to its lowest level since last May.* The managers had probably been overly cautious. They were forced to cover shorts and buy more stock, helping the market to go up. If they get too bullish, the market probably will go back down.

   Recently 365 companies of the S&P 500 were paying dividends, 14 more than at the start of the year. The tax cut is encouraging companies to pay dividends or increase their dividends. Microsoft is a good example. I think that we will see more dividend increases but the problem is that the dividend yield is so low. The yields averaged only 1.66% for the preceding twelve months.

   The S&P 500 is now trading at about 28 times the companies' earnings for the past twelve months. Historically the rate has been about 15 times earnings. Consequently, I believe the market is significantly overvalued.

   Summing up, the main positives for the market outlook include the improving economy and company earnings. Incidentally, the market hasn't always done that well when earnings are strong. The Fed of course has done its part by cutting a lot and that is another positive. Over time there has been a downturn in long-term interest rates but since the spring they have gone up some. The tape action had been pretty good and the momentum has been strong.

   The negatives include the valuations that I consider to be way out of line and the fact that sentiment is showing a lot of exuberance. Also advisers are extremely optimistic on the market--and they tend to be wrong.* There are a lot of things I don't like in the sentiment area and my sentiment model is not really good right now. Although the tape is strong and the market seems to want to continue climbing, I think it is a high-risk period. Because of the valuations and the sentiment, I think that we are going to have problems in the market at some point. That's why we are cautious at this writing.

              Sincerely,
                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC
--------
* Source: Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   Our leading industry groups at the end of the third quarter included financials, health care, technology, consumer discretionary, and consumer staples. The only change from our June 30 listing was the replacement of energy by consumer staples. During the quarter we added to our positions in consumer staples and trimmed our holdings in technology and consumer discretionary.

   Our leading individual positions included Citigroup, Wells Fargo, Amgen, Dell, Microsoft, Bank of America, Pfizer, Mylan Laboratories, Cisco Systems, and Occidental Petroleum. General Electric, which we sold out, is no longer in this listing.

              Sincerely,


                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

--------
/1/ The S&P 500(R) Index measures total-return stock market performance.
/2/ The Dow Jones Industrial Average measures large-cap stock performance.
/3/ NASDAQ indexes measure total return stock performance, weighted according to market value.
 These measurement tools are unmanaged, do not reflect management fees, and are not available for direct investment.

                             THE ZWEIG FUND, INC.

                     INVESTMENTS AND SECURITIES HELD SHORT

                              September 30, 2003
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 INVESTMENTS                                   64.27%
 COMMON STOCKS                                 61.17%
 CONSUMER DISCRETIONARY                         7.92%
    AutoZone, Inc.................................      35,000(a) $  3,133,550
    Best Buy Co., Inc.............................      70,000(a)    3,326,400
    GAP (The), Inc................................     242,000       4,143,040
    Home Depot, Inc...............................     139,000       4,427,150
    Honda Motor Co., Ltd. ADR.....................      50,000       1,008,000
    Liz Claiborne, Inc............................      90,000       3,064,500
    Lowe's Cos., Inc..............................      70,500       3,658,950
    Royal Caribbean Cruises Ltd...................     104,000       2,923,440
    Tribune Co....................................      80,500       3,694,950
    Urban Outfitters, Inc.........................      80,000(a)    2,084,800
                                                                  ------------
                                                                    31,464,780
                                                                  ------------
 CONSUMER STAPLES                               5.12%
    Altria Group, Inc.............................      75,000       3,285,000
    Coca-Cola Enterprises, Inc....................     137,000       2,611,220
    Kimberly-Clark Corp...........................      70,000       3,592,400
    PepsiCo, Inc..................................      58,900       2,699,387
    Procter & Gamble Co...........................      56,600       5,253,612
    Wal-Mart Stores, Inc..........................      52,000       2,904,200
                                                                  ------------
                                                                    20,345,819
                                                                  ------------
 ENERGY                                         4.37%
    ConocoPhillips................................      76,000       4,161,000
    Halliburton Co................................     127,000       3,079,750
    Occidental Petroleum Corp.....................     149,500       5,266,885
    Talisman Energy, Inc..........................      51,200       2,428,928
    Total S.A., ADR...............................      32,000       2,425,600
                                                                  ------------
                                                                    17,362,163
                                                                  ------------
 FINANCIALS                                    13.76%
    AFLAC, Inc....................................      92,000       2,971,600
    Allstate Corp.................................      69,400       2,535,182
    American International Group, Inc.............      55,000       3,173,500
    Aon Corp......................................     135,000       2,814,750
    Bank of America Corp..........................      75,000       5,853,000

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  FINANCIALS (CONTINUED)
     Capital One Financial Corp...................      62,000    $  3,536,480
     Citigroup, Inc...............................     189,800       8,637,798
     Fannie Mae...................................      52,300       3,671,460
     First Tennessee National Corp................      85,000       3,609,100
     Morgan Stanley...............................      50,000       2,523,000
     National City Corp...........................      94,000       2,769,240
     Wachovia Corp................................      96,000       3,954,240
     Washington Mutual, Inc.......................      35,000       1,377,950
     Wells Fargo & Co.............................     140,200       7,220,300
                                                                  ------------
                                                                    54,647,600
                                                                  ------------
  HEALTH CARE                                   9.95%
     Amgen, Inc...................................     100,000(a)    6,457,000
     Angiotech Pharmaceuticals, Inc...............      75,000(a)    3,273,750
     C. R. Bard, Inc..............................      43,000       3,053,000
     Caremark RX, Inc.............................     175,000(a)    3,955,000
     Guidant Corp.................................      64,000       2,998,400
     McKesson Corp................................      88,000       2,929,520
     Merck & Co., Inc.............................      40,000       2,024,800
     Mylan Laboratories, Inc......................     143,000       5,526,950
     Pfizer, Inc..................................     190,000       5,772,200
     UnitedHealth Group, Inc......................      69,600       3,502,272
                                                                  ------------
                                                                    39,492,892
                                                                  ------------
  INDUSTRIALS                                   3.45%
     Boeing Co....................................      52,100       1,788,593
     Deere & Co...................................      55,000       2,932,050
     L-3 Communications Holdings, Inc.............      75,000(a)    3,243,750
     Lockheed Martin Corp.........................      70,000       3,230,500
     Northrop Grumman Corp........................      29,000       2,500,380
                                                                  ------------
                                                                    13,695,273
                                                                  ------------
  INFORMATION TECHNOLOGY                        7.44%
     Amdocs Ltd...................................     158,000(a)    2,970,400
     Cisco Systems, Inc...........................     269,000(a)    5,256,260
     Dell, Inc....................................     186,000(a)    6,210,540
     First Data Corp..............................      69,300       2,769,228
     Internet Security Systems, Inc...............     203,000(a)    2,537,500
     Microsoft Corp...............................     212,000       5,891,480
     Nokia Corp., ADR.............................     251,000       3,915,600
                                                                  ------------
                                                                    29,551,008
                                                                  ------------

                                                           Number of
                                                            Shares         Value
                                                         ----------     ------------
 MATERIALS                                       5.98%
    Alcoa, Inc.......................................       150,000     $  3,924,000
    BHP Billiton Ltd.................................       405,032        2,894,985
    Freeport-McMoRan Copper & Gold, Inc., Class B....       140,000(a)     4,634,000
    Georgia-Pacific Corp.............................       140,000        3,393,600
    International Paper Co...........................        54,700        2,134,394
    Newcrest Mining Ltd..............................       266,563        1,977,441
    Rio Tinto Ltd....................................       128,086        2,849,669
    WMC Resources Ltd................................       650,343(a)     1,945,619
                                                                        ------------
                                                                          23,753,708
                                                                        ------------
 TELECOMMUNICATION SERVICES                      0.90%
    CenturyTel, Inc..................................       105,000        3,558,450
                                                                        ------------
 UTILITIES                                       2.28%
    Entergy Corp.....................................        52,900        2,864,535
    Exelon Corp......................................        65,000        4,127,500
    PPL Corporation..................................        50,000        2,047,500
                                                                        ------------
                                                                           9,039,535
                                                                        ------------
        Total Common Stocks (cost $234,608,996).................         242,911,228
                                                                        ------------
 PREFERRED STOCKS                                3.05%
 FINANCIALS                                      3.05%
    ABN Amro North America, 144A, 8.75% Pfd. (cost
      $12,259,173)...................................       11,500 (b)    12,125,313
                                                                        ------------

                                                           Contracts
                                                         ----------
 OPTIONS
 OPTIONS -- PUTS & CALLS                         0.05%
    Canadian Dollar Put Option expiring 10/01/03 @
      $1.45..........................................    50,000,000(a)           250
    Japanese Yen Call Option expiring 3/23/04 @
      $0.0085........................................    13,500,000(a)       175,784
                                                                        ------------
        Total Options (cost $324,350)...........................             176,034
                                                                        ------------
        Total Long Term Investments -- 64.27% (cost $247,192,519)        255,212,575
                                                                        ------------

                                                         Principal
                                                          Amount         Value
                                                        -----------  ------------
SHORT-TERM INVESTMENTS                          35.93%
   BMW US Capital LLC, 1.09%, 10/01/03.........         $19,000,000  $ 19,000,000
   Consolidated Edison Company of New
     York, 1.11%, 10/01/03.....................          10,900,000    10,900,000
   UBS Financial Corp., 1.11%, 10/01/03........          19,000,000    19,000,000
   Toyota Motor Credit Corp., 1.03%, 10/06/03..          19,000,000    18,997,282
   Govco, Inc., 1.06%, 10/08/03................          18,800,000    18,796,125
   Corporate Asset Funding Co., 1.05%,
     10/16/03..................................          19,000,000    18,991,687
   New York Life Capital Corp., 1.02%,
     10/17/03..................................          19,000,000    18,991,387
   DaimlerChrysler, 1.05%, 10/22/03............          18,000,000    17,988,975
                                                                     ------------
       Total Short-Term Investments (cost $142,665,456)......         142,665,456
                                                                     ------------
       Total Investments -- 100.20% (cost $389,857,975)......         397,878,031
       Securities Sold Short -- (7.42)% (proceeds $29,832,964)        (29,448,850)
       Other assets less liabilities -- 7.22%................          28,668,813
                                                                     ------------
       Net Assets -- 100.00%.................................        $397,097,994
                                                                     ============



--------
 (a) Non-income producing security.
 (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions except from registration, normally to qualified institutional buyers. At September 30, these securities amounted to a value of $12,125,313 or 3.05% of net assets.

   For Federal income tax purposes, the tax basis of investments owned at September 30, 2003 was $391,957,628 and net unrealized appreciation of investments consisted of:

                   Gross unrealized appreciation.. $ 19,725,926
                   Gross unrealized depreciation..  (13,805,523)
                                                   ------------
                   Net unrealized appreciation.... $  5,920,403
                                                   ============


                                                       Number of
                                                        Shares      Value
                                                       --------- -----------
   SECURITIES SOLD SHORT                         7.42%
   COMMON STOCK                                  7.42%
   CONSUMER DISCRETIONARY                        2.98%
      Circuit City Stores, Inc.....................     275,000  $ 2,620,750
      Ford Motor Co................................      90,000      969,300
      May Department Stores Co. (The)..............      80,000    1,970,400
      Pacific Sunwear of California, Inc...........     140,000    2,892,400
      Tiffany & Co.................................      90,000    3,359,700
                                                                 -----------
                                                                  11,812,550
                                                                 -----------
   CONSUMER STAPLES                              0.58%
      Albertson's, Inc.............................     110,000    2,262,700
                                                                 -----------
   FINANCIALS                                    0.73%
      Bank of New York Co., Inc. (The).............     100,000    2,911,000
                                                                 -----------
   HEALTH CARE                                   1.12%
      Cephalon, Inc................................      40,000    1,836,800
      Eli Lilly & Co...............................      44,000    2,613,600
                                                                 -----------
                                                                   4,450,400
                                                                 -----------
   INDUSTRIALS                                   0.66%
      Honeywell International, Inc.................     100,000    2,635,000
                                                                 -----------
   INFORMATION TECHNOLOGY                        0.66%
      Siebel Systems, Inc..........................     270,000    2,624,400
                                                                 -----------
   MATERIALS                                     0.69%
      Nucor Corp...................................      60,000    2,752,800
                                                                 -----------
          Total Securities Sold Short (proceeds $29,832,964)     $29,448,850
                                                                 ===========


--------
   For Federal income tax purposes, the tax basis of securities held short at September 30, 2003 was $29,832,964 and net unrealized appreciation of investments consisted of:

                   Gross unrealized appreciation $1,080,580
                   Gross unrealized depreciation   (696,466)
                                                 ----------
                   Net unrealized appreciation.. $  384,114
                                                 ==========

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2003
                                  (Unaudited)

                                                                                     Net Asset Value
                                                              Total Net Assets         per share+
                                                         --------------------------  --------------
Beginning of period: December 31, 2002..................               $400,162,779          $ 5.46
   Net investment income................................ $    508,054                $ 0.01
   Net realized and unrealized gain on investments......   26,233,019                  0.36
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................     (508,054)                (0.01)
   Tax return of capital................................  (29,297,804)                (0.40)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................           --                    --
                                                         ------------                ------
   Net decrease in net assets/net asset value...........                 (3,064,785)          (0.04)
                                                                       ------------          ------
End of period: September 30, 2003.......................               $397,097,994          $ 5.42
                                                                       ============          ======

--------
  + Per share data are being calculated based on average share method.

                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Philip R. McLoughlin
Chairman of the Board and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Nancy J. Engberg
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1375                                                              4902-3Q-03

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.

      September 30, 2003


                                    [GRAPHIC]